                           Maverick Tube Corporation
                    Certain Historical Financial Information

Energy:                                                    3/31/00       6/30/00     9/30/00      Total
                                                        ----------------------------------------------------

Assumptions:
U.S. Domestic:
        Rig Count                                                  771         845         981
        Import Market Share (Estimate)                           28.0%       30.7%       30.3%
        Inventory Change (Estimate)                            101,000     120,000      81,000      302,000

     Energy Net Selling Price                               $   612.40   $  631.17   $  673.20
     Total Cost/Ton                                         $   561.12   $  554.01   $  570.81

Canadian:
        Rig Count                                                  507         241         313
        Total OCTG Shipments (Estimate)                        196,542     156,638           -
        OCTG Import Market Share (Estimate)                      35.0%       39.0%        0.0%
        OCTG Inventory Change (Estimate)                        47,654       (840)           -

     Energy Net Selling Price                               $   747.34   $  710.55   $  703.97
     Total Cost/Ton                                         $   570.97   $  565.74   $  597.70


     U.S. Domestic Shipments                                    79,948      84,935      92,268      257,151

     Revenues                                               $   48,960   $  53,608   $  62,115    $ 164,683
     Costs                                                      44,860      47,055      52,668      144,583
                                                        ----------------------------------------------------

     Gross Profit                                           $    4,100   $   6,553   $   9,447    $  20,100
     Gross Profit Margin                                          8.4%       12.2%       15.2%        12.2%


     Canadian Shipments                                         81,994      67,253      70,181      219,428

     Revenues                                               $   58,868   $  47,787   $  49,405    $ 156,060
     Costs                                                      46,816      38,047      41,947      126,811
                                                        ----------------------------------------------------

     Gross Profit                                           $   12,051   $   9,739   $   7,458    $  29,249
     Gross Profit Margin                                         20.5%       20.4%       15.1%        18.7%


     Total Energy Revenues                                  $  107,828   $ 101,395   $ 111,520    $ 320,743
     Total Energy Costs                                         91,677      85,102      94,615      271,394
                                                        ----------------------------------------------------

     Total Energy Gross Profit                              $   16,152   $  16,293   $  16,906    $  49,350
     Total Energy Gross Profit Margin                            15.0%       16.1%       15.2%        15.4%

Industrial Products:
Assumptions:
U.S. Domestic:
     Industrial Products Net Selling Price                  $   448.52   $  462.26   $  467.29
     Total Cost Per Ton                                     $   419.83   $  437.92   $  445.79
     DOM Net Selling Price                                  $ 1,081.09   $1,143.23   $  990.35
     Total Cost Per Ton                                     $ 1,249.45   $1,203.21   $1,255.19

Canadian:
     Industrial Products Net Selling Price                  $   467.62   $  499.22   $  445.74
     Total Cost Per Ton                                     $   459.37   $  399.97   $  449.54


     U.S. Domestic Shipments                                    40,199      35,778      36,115      112,092

     Revenues                                               $   18,030   $  16,539   $  16,876    $  51,445
     Costs                                                      16,877      15,668      16,100       48,645
                                                        ----------------------------------------------------

     Gross Profit                                           $    1,153   $     871   $     776    $   2,800
     Gross Profit Margin                                          6.4%        5.3%        4.6%         5.4%

     DOM:
     Volume                                                      3,617       4,115       3,652       11,384

     Revenues                                               $    3,910   $   4,704   $   3,698    $  12,313
     Costs                                                       4,519       4,951       4,584       14,054
                                                        ----------------------------------------------------

     Gross Profit                                           $    (609)   $   (247)   $   (885)    $ (1,741)
     Gross Profit Margin                                        -15.6%       -5.2%      -23.9%       -14.1%


     Canadian Shipments                                         11,760      10,231       9,869       31,860

     Revenues                                               $    5,499   $   5,107   $   4,399    $  15,006
     Costs                                                       5,402       4,092       4,436       13,931
                                                        ----------------------------------------------------

     Gross Profit                                           $       97   $   1,015   $    (37)    $   1,075
     Gross Profit Margin                                          1.8%       19.9%       -0.8%         7.2%

     Total Industrial Products Tons                             55,576      50,124      49,636      155,336

     Revenues                                               $   27,439   $  26,350   $  24,974    $  78,764
     Costs                                                      26,798      24,711      25,120       76,630
                                                        ----------------------------------------------------

     Gross Profit                                           $      641   $   1,639   $   (146)    $   2,134
     Gross Profit Margin                                          2.3%        6.2%       -0.6%         2.7%

Other:
Assumptions:
     Tolling Selling Volume                                      7,907       1,842       5,437       15,186
     Tolling Net Selling Price                              $   149.55   $  170.20   $  217.76
     Tolling Other Cost/Ton                                 $   113.26   $  149.03   $  143.51

     Revenues                                               $    1,183   $     314   $   1,184    $   2,680
     Costs                                                         896         275         780        1,950
                                                        ----------------------------------------------------

     Gross Profit                                           $      287   $      39   $     404    $     730
     Gross Profit Margin                                         24.3%       12.4%       34.1%        27.2%

     Consolidated Gross Profit                              $   17,080   $  17,971   $  17,163    $  52,213
     Consolidated Gross Profit Margin                            12.5%       14.0%       12.5%        13.0%

     Start-Up                                                        -           -         615          615

     Canadian Depreciation                                       1,159       1,145       1,249        3,552

     Selling, General & Administrative                           5,999       6,453       6,085       18,537

     Interest Expense (Net)                                        584         790         728        2,102

     Taxes                                                       3,765       3,382       2,757        9,905

     Tax Effected Transaction Costs                                  -           -       9,436        9,436

     Tax Effected Inventory Reserve Adjustments                      -           -       1,391        1,391
                                                        ----------------------------------------------------

     Net Income                                             $    5,572   $   6,201   $ (5,098)    $   6,676
                                                        ====================================================

     EPS                                                    $     0.17   $    0.18   $  (0.15)    $    0.19
                                                        ====================================================

     Fully Diluted Shares Outstanding                       33,687,211   34,577,582  33,674,011



Energy:                                                    3/31/99       6/30/99     9/30/99     12/31/99     Total
                                                        --------------------------------------------------------------
Assumptions:
U.S. Domestic:
        Rig Count                                                  554         524         649          775
        Import Market Share (Estimate)                            9.2%        8.6%        7.1%        17.0%
        Inventory Change (Estimate)                           (66,000)    (79,377)    (24,000)       15,000   (154,377)

     Energy Net Selling Price                               $   552.36   $  529.37   $  526.07    $  554.64
     Total Cost/Ton                                         $   623.42   $  548.36   $  512.60    $  528.45

Canadian:
        Rig Count                                                  332         110         256          391       273
        Total OCTG Shipments (Estimate)                         80,358      62,611     135,694      184,968   463,632
        OCTG Import Market Share (Estimate)                      26.0%       37.0%       30.0%        40.0%     35.0%
        OCTG Inventory Change (Estimate)                      (24,548)    (25,945)       1,432       54,574     5,512

     Energy Net Selling Price                               $   682.16   $  655.71   $  639.01    $  653.20
     Total Cost/Ton                                         $   578.61   $  559.15   $  550.99    $  538.77


     U.S. Domestic Shipments                                    30,243      47,413      66,662       89,450   233,768

     Revenues                                               $   16,705   $  25,099   $  35,069    $  49,612  $126,485
     Costs                                                      18,854      25,999      34,171       47,270   126,294
                                                        --------------------------------------------------------------

     Gross Profit                                           $  (2,149)   $   (900)   $     898    $   2,342  $    191
     Gross Profit Margin                                        -12.9%       -3.6%        2.6%         4.7%      0.2%


     Canadian Shipments                                         35,751      22,891      47,022       82,425   188,089
     Revenues                                               $   24,388   $  15,010   $  30,048    $  53,840  $123,285
     Costs                                                      20,686      12,800      25,909       44,408   103,802
                                                        --------------------------------------------------------------

     Gross Profit                                           $    3,702   $   2,210   $   4,139    $   9,432  $ 19,483
     Gross Profit Margin                                         15.2%       14.7%       13.8%        17.5%     15.8%


     Total Energy Revenues                                  $   41,093   $  40,109   $  65,116    $ 103,452  $249,770
     Total Energy Costs                                         39,540      38,799      60,080       91,678   230,097
                                                        --------------------------------------------------------------

     Total Energy Gross Profit                              $    1,553   $   1,310   $   5,037    $  11,774  $ 19,673
     Total Energy Gross Profit Margin                             3.8%        3.3%        7.7%        11.4%      7.9%


Industrial Products:
Assumptions:
U.S. Domestic:
     Industrial Products Net Selling Price                  $   433.35   $  418.92   $  437.57    $  436.67
     Total Cost Per Ton                                     $   399.11   $  381.93   $  395.42    $  414.07
     DOM Net Selling Price                                  $        -   $       -   $       -    $1,156.92
     Total Cost Per Ton                                     $        -   $       -   $       -    $1,610.65

Canadian:
     Industrial Products Net Selling Price                  $   477.55   $  462.48   $  450.11    $  456.95
     Total Cost Per Ton                                     $   475.03   $  455.28   $  472.03    $  438.02


     U.S. Domestic Shipments                                    37,829      37,131      37,804       40,351   153,115

     Revenues                                               $   16,393   $  15,555   $  16,542    $  17,620  $ 66,110
     Costs                                                      15,098      14,181      14,948       16,708    60,936
                                                        --------------------------------------------------------------

     Gross Profit                                           $    1,295   $   1,373   $   1,593    $     912  $  5,175
     Gross Profit Margin                                          7.9%        8.8%        9.6%         5.2%      7.8%

     DOM:
     Volume                                                          -           -           -        2,365     2,365

     Revenues                                               $        -   $       -   $       -    $   2,736  $  2,736
     Costs                                                           -           -           -        3,809     3,809
                                                        --------------------------------------------------------------

     Gross Profit                                           $        -   $       -   $       -    $ (1,073)  $(1,073)
     Gross Profit Margin                                          0.0%        0.0%        0.0%       -39.2%    -39.2%


     Canadian Shipments                                          5,723       8,624      12,329       11,457    38,133

     Revenues                                               $    2,733   $   3,989   $   5,550    $   5,235  $ 17,507
     Costs                                                       2,719       3,926       5,820        5,018    17,483
                                                        --------------------------------------------------------------

     Gross Profit                                           $       15   $      63   $   (270)    $     217  $     24
     Gross Profit Margin                                          0.5%        1.6%       -4.9%         4.1%      0.1%

     Total Industrial Products Tons                             43,552      45,755      50,133       54,173   193,613

     Revenues                                               $   19,127   $  19,544   $  22,092    $  25,592  $ 86,353
     Costs                                                      17,816      18,108      20,768       25,536    82,228
                                                        --------------------------------------------------------------

     Gross Profit                                           $    1,310   $   1,436   $   1,323    $      56  $  4,126
     Gross Profit Margin                                          6.9%        7.3%        6.0%         0.2%      4.8%


Other:
Assumptions:
     Tolling Selling Volume                                          -           -       3,642        5,984     9,626
     Tolling Net Selling Price                              $        -   $       -   $  148.65    $  144.44
     Tolling Other Cost/Ton                                 $        -   $       -   $  115.74    $  114.83

     Revenues                                               $      (2)   $       -   $     541    $     864  $  1,403
     Costs                                                       (189)           -         422          687       920
                                                        --------------------------------------------------------------

     Gross Profit                                           $     186    $     -     $   120      $   177    $  484
     Gross Profit Margin                                      -7616.8%        0.0%       22.1%        20.5%     34.5%

     Consolidated Gross Profit                              $    3,049   $   2,746   $   6,480    $  12,007  $ 24,282
     Consolidated Gross Profit Margin                             5.1%        4.6%        7.4%         9.2%      7.2%

     Start-Up                                                    1,231         826         967            1     3,024

     Canadian Depreciation                                         629       1,108       1,124        1,211     4,072

     Selling, General & Administrative                           5,322       4,995       5,127        7,232    22,676

     Interest Expense (Net)                                        433         447         601          257     1,738

     Taxes                                                      (1,497)     (1,309)         103        1,743     (960)

     Tax Effected Transaction Costs                                  -           -           -            -         -

     Tax Effected Inventory Reserve Adjustments                      -           -           -            -         -
                                                        --------------------------------------------------------------

     Net Income                                             $  (3,068)   $ (3,320)   $ (1,443)    $   1,562  $(6,269)
                                                        ==============================================================

     EPS                                                    $   (0.10)   $  (0.11)   $  (0.05)    $    0.05  $ (0.20)
                                                        ==============================================================

     Fully Diluted Shares Outstanding                       31,281,400   31,159,971  31,542,717   33,658,357



Energy:                                                    3/31/98       6/30/98     9/30/98     12/31/98     Total
                                                        --------------------------------------------------------------

Assumptions:
U.S. Domestic:
        Rig Count                                                  968         864         796          692
        Import Market Share (Estimate)                           19.9%       17.5%       21.3%        11.3%
        Inventory Change (Estimate)                             65,000      83,343    (70,000)    (153,000)  (74,657)

     Energy Net Selling Price                               $   719.97    $ 708.42    $ 662.05    $  614.95
     Total Cost/Ton                                         $   617.11    $ 636.79    $ 632.95    $  637.22

Canadian:
        Rig Count                                                  488         195         233          230       284
        Total OCTG Shipments (Estimate)                        222,997     102,515      97,003       84,106   506,622
        OCTG Import Market Share (Estimate)                      34.0%       32.0%       31.0%        23.0%     31.0%
        OCTG Inventory Change (Estimate)                        64,454       2,197    (26,636)     (16,140)    22,993

     Energy Net Selling Price                               $   774.31    $ 762.86    $ 716.06    $  684.78
     Total Cost/Ton                                         $   617.46    $ 591.29    $ 568.46    $  561.67


     U.S. Domestic Shipments                                    69,045      51,849      47,587       40,640   209,121

     Revenues                                               $   49,710    $ 36,731    $ 31,505    $  24,992  $142,937
     Costs                                                      42,609      33,017      30,120       25,897   131,643
                                                        --------------------------------------------------------------

     Gross Profit                                           $    7,102    $  3,714    $  1,384    $   (905)  $ 11,295
     Gross Profit Margin                                         14.3%       10.1%        4.4%        -3.6%      7.9%


     Canadian Shipments                                         52,139      25,784      28,100       36,255   142,278

     Revenues                                               $   40,372    $ 19,670    $ 20,121    $  24,827  $104,989
     Costs                                                      32,194      15,246      15,974       20,363    83,777
                                                        --------------------------------------------------------------

     Gross Profit                                           $    8,178    $  4,424    $  4,148    $   4,464  $ 21,213
     Gross Profit Margin                                         20.3%       22.5%       20.6%        18.0%     20.2%


     Total Energy Revenues                                  $   90,082    $ 56,400    $ 51,626    $  49,818  $247,927
     Total Energy Costs                                         74,802      48,263      46,094       46,260   215,419
                                                        --------------------------------------------------------------

     Total Energy Gross Profit                              $   15,280    $  8,138    $  5,532    $   3,558  $ 32,508
     Total Energy Gross Profit Margin                            17.0%       14.4%       10.7%         7.1%     13.1%


Industrial Products:
Assumptions:
U.S. Domestic:
     Industrial Products Net Selling Price                  $   494.04    $ 482.79    $ 477.98    $  458.79
     Total Cost Per Ton                                     $   417.55    $ 435.21    $ 427.11    $  413.43
     DOM Net Selling Price                                  $       -     $     -     $     -     $      -
     Total Cost Per Ton                                     $       -     $     -     $     -     $      -

Canadian:
     Industrial Products Net Selling Price                  $   599.99    $ 556.56    $ 502.30    $  487.07
     Total Cost Per Ton                                     $   591.15    $ 559.21    $ 540.40    $  497.64


     U.S. Domestic Shipments                                    42,178      41,134      42,319       35,511   161,142

     Revenues                                               $   20,838    $ 19,859    $ 20,268    $  16,332  $ 77,297
     Costs                                                      17,612      17,902      18,075       14,681    68,269
                                                        --------------------------------------------------------------

     Gross Profit                                           $    3,227    $  1,957    $  2,193    $   1,651  $  9,028
     Gross Profit Margin                                         15.5%        9.9%       10.8%        10.1%     11.7%

     DOM:
     Volume                                                          -           -           -            -         -

     Revenues                                               $        -    $      -    $      -    $       -  $      -
     Costs                                                           -           -           -            -         -
                                                        --------------------------------------------------------------

     Gross Profit                                           $       -     $     -     $     -     $       -  $      -
     Gross Profit Margin                                          0.0%        0.0%        0.0%         0.0%      0.0%


     Canadian Shipments                                          5,409       5,333       4,814        5,735    21,291

     Revenues                                               $    3,245    $  2,968    $  2,418    $   2,794  $ 11,425
     Costs                                                       3,198       2,982       2,601        2,854    11,635
                                                        --------------------------------------------------------------

     Gross Profit                                           $       48    $   (14)    $  (183)    $    (60)  $  (210)
     Gross Profit Margin                                          1.5%       -0.5%       -7.6%        -2.2%     -1.8%

     Total Industrial Products Tons                             47,587      46,467      47,133       41,246   182,433

     Revenues                                               $   24,083    $ 22,827    $ 22,686    $  19,126  $ 88,722
     Costs                                                      20,809      20,884      20,676       17,535    79,905
                                                        --------------------------------------------------------------

     Gross Profit                                           $    3,274    $  1,943    $  2,010    $   1,590  $  8,818
     Gross Profit Margin                                         13.6%        8.5%        8.9%         8.3%      9.9%


Other:
Assumptions:
     Tolling Selling Volume                                      8,892       3,516       2,804        2,339    17,551
     Tolling Net Selling Price                              $   149.01    $ 157.11    $ 146.11    $  154.35
     Tolling Other Cost/Ton                                 $   109.99    $ 131.03    $ 120.95    $  114.97

     Revenues                                               $    1,325    $    552    $    410    $     361  $  2,648
     Costs                                                         978         461         339          269     2,047
                                                        --------------------------------------------------------------

     Gross Profit                                           $      347    $     92    $     71    $      92  $    601
     Gross Profit Margin                                         26.2%       16.6%       17.2%        25.5%     22.7%

     Consolidated Gross Profit                              $   18,901    $ 10,172    $  7,613    $   5,241  $ 41,927
     Consolidated Gross Profit Margin                            16.4%       12.8%       10.2%         7.6%     12.4%

     Start-Up                                                        -           -           -        1,465     1,465

     Canadian Depreciation                                         621         601         546          614     2,383

     Selling, General & Administrative                           4,287       4,675       6,847        4,672    20,482

     Interest Expense (Net)                                        153         459         515          411     1,537

     Taxes                                                       4,892       1,529       (394)        (331)     5,696

     Tax Effected Transaction Costs                                  -           -           -            -         -

     Tax Effected Inventory Reserve Adjustments                      -           -           -            -         -
                                                        --------------------------------------------------------------

     Net Income                                             $    8,947    $  2,907    $     99    $ (1,590)    $10,364
                                                        ==============================================================

     EPS                                                    $     0.28    $   0.09    $   0.00    $  (0.05)    $  0.33
                                                        ==============================================================

     Fully Diluted Shares Outstanding                       31,778,982    31,542,884  31,294,292  31,227,922


     This historical financial information is for analytical purposes only.
     The historical financial information presented herein has not been prepared in accordance with U.S. generally accepted accounting principles (GAAP) in that:

     o Transaction Costs are presented separately after tax instead of included in Selling, General and Administrative Expense on a pre-tax basis
     o Inventory Reserve Adjustments are presented separately after tax instead of included in Gross Profit on a pre-tax basis
     o Canadian depeciation is presented separately instead of included in gross profit
